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                                                                    EXHIBIT 10.8


                          AMENDMENT TO LOAN AGREEMENT


          THIS AMENDMENT TO LOAN AGREEMENT (the "Amendment) is entered into as of June 15, 1999, by and among STRATEGICUS PARTNERS, INC., an Oregon corporation ("Borrower"), and NETVALUE HOLDINGS, INC., a Delaware corporation ("Lender") .

          On May 28, 1999, the parties executed and delivered a Loan Agreement (the "Agreement"). This Amendment modifies certain of the terms and conditions contained in the Agreement.

          NOW THEREFORE, the parties agree as follows:

1.   Defined Terms.  Unless given a different meaning herein, all capitalized
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terms used in this Amendment shall have the meanings ascribed to them in the
Agreement.

2.   Continuing Effectiveness.  Except as expressly modified herein, all of the
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terms, conditions, covenants and exhibits set forth in the Agreement remain in full force and effect among the parties.

3.   Guaranty.  In lieu of Barry Uphoff granting a security interest in the
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Uphoff Collateral, Borrower and Lender agree that Barry Uphoff may instead provide a Guaranty of Lida Uphoff in form and substance acceptable to Lender. The execution and delivery of the Guaranty of Lida Uphoff shall be a condition precedent to disbursement of the loan in the sum of $267,000 to Barry Uphoff.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BORROWER:                                    LENDER:

STRATEGICUS PARTNERS, INC.                   NETVALUE HOLDINGS, INC.
15455 NW Greenbrier Parkway, #210            Two Penn Center Plaza, Suite 605
Beaverton, OR 97006                          Philadelphia, PA 19102
Fax No.: (800) 893-8895                      Fax No.: (215) 564-3133

By:______________________________            By:_____________________________
Title: Douglas Spink, President              Title: Andrew Panzo, President
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